__________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) December 5, 1996

                  FIRST MERCHANTS ACCEPTANCE CORPORATION
           ________________________________________________________
            (Exact name of registrant as specified in its charter)

              Delaware               333-09487            36-3759045
     _______________________         _________         _______________
  (State or Other Jurisdiction      (Commission       (I.R.S. Employer
         of Incorporation)          File Number)      Identification No.)

  570 Lake Cook Road, Suite 126                               60015
                                                           __________
       Deerfield, Illinois                                 (Zip Code)
     _______________________
     (Address of Principal
        Executive Offices)

      Registrant's telephone number, including area code (847) 948-9300
                                                         _____ ________

__________________________________________________________________

          Item 5.   Other Events
          _______   ____________


          Incorporation of Certain Documents by Reference
          _______________________________________________

               Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), First Merchants Acceptance Corporation (the "Company") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Company's registration statement (File No. 333-09487). The financial statements will be referred to in the preliminary prospectus dated December 5, 1996 relating to First Merchants Auto Trust 1996-C Asset Backed Notes (Class A-1 and Class A-2) and Asset Backed Certificates. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. to the use of its name in such preliminary prospectus supplement. The consent of Coopers & Lybrand L.L.P. is attached hereto as
          Exhibit 23.



          Item 7.  Financial Statements, Pro Forma Financial
          ____     _________________________________________
                   Information and Exhibits.
                   ________________________

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.                   Description
               ___________                   ___________

                   23                   Consent of Coopers & Lybrand L.L.P.




                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST MERCHANTS ACCEPTANCE CORPORATION

                                        By:   /s/ Thomas R. Ehmann
                                           ___________________________________
                                           Name:  Thomas R. Ehmann
                                           Title:  Vice President


          Dated: December 9, 1996



                                    Exhibit Index
                                    _____________


          Exhibit                                                      Page
          _______                                                      ____

          23.  Consent of Coopers & Lybrand L.L.P.                        6



                                      EXHIBIT 23



                          CONSENT OF INDEPENDENT ACCOUNTANTS


                                  __________________


          We consent to the incorporation by reference in the Prospectus Supplement dated December 5, 1996 (to Prospectus dated December 5, 1996) of First Merchants Auto Receivables Corporation II relating to First Merchants Auto Trust 1996-C of our report dated January 17, 1996, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".


                                             /s/ COOPERS & LYBRAND L.L.P.
                                             COOPERS & LYBRAND L.L.P.



          New York, New York
          December 6, 1996